UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2024

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 6th Avenue	New York	New York	10013
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2024, DigitalOcean Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2024. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed on a Current Report on Form 8-K filed by the Company on May 2, 2024, Muhammad Aaqib Gadit, the Company’s then-serving Chief Revenue Officer, notified the Company of his intention to step down from such role upon the commencement of employment of his successor. As further disclosed on a Current Report on Form 8-K filed by the Company on July 22, 2024, the Company announced that Larry D’Angelo commenced employment as the Company’s Chief Revenue Officer on July 22, 2024 and, effective as of such date, Mr. Gadit became an advisor to the Company for a transition period to be mutually agreed upon by the Company and Mr. Gadit.
On October 30, 2024, Mr. Gadit resigned from the Company. In recognition of his service to the Company, the Company agreed to waive the requirement under the Share Purchase Agreement, dated as of August 19, 2022 by and among DigitalOcean, LLC, a wholly-owned subsidiary of the Company, Cloudways Limited, Mr. Gadit and the other parties thereto, filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company on August 23, 2022, that Mr. Gadit provide continued service to the Company through March 1, 2025 in order to receive the remaining portion of the deferred cash consideration payable to him in connection with the Company’s acquisition of Cloudways Limited. In connection with such waiver, the Company has agreed to make such remaining payment of approximately $7.3 million following Mr. Gadit’s resignation date.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by DigitalOcean Holdings, Inc. dated November 4, 2024.
104	Cover Page Interactive File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 4, 2024	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer